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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 28, 1997 incorporated by reference in United HealthCare Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.

                                         ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
May 14, 1997